Exhibit 99.1

Kulicke & Soffa Pte. Ltd. 23A Serangoon North Ave 5 Singapore 554369 +65 6880-9600 main Co. Regn. No. 199902120H
Kulicke and Soffa Industries, Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA +1-215-784-6000 main www.kns.com

Kulicke & Soffa Reports Fourth Quarter 2025 Results

Singapore – November 19, 2025 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa,” “K&S,” “our,” or the “Company”), today announced financial results of its fourth fiscal quarter ended October 4, 2025. The Company reported fourth quarter net revenue of $177.6 million, net income of $6.4 million, representing EPS of $0.12 per fully diluted share, and non-GAAP net income of $14.9 million, representing non-GAAP EPS of $0.28 per fully diluted share.

Quarterly Results
	Fiscal Q4 2025	Fiscal Q4 2024	Fiscal Q3 2025
Net Revenue	$177,558	$181,319	$148,413
GAAP EPS – Diluted	$0.12	$0.22	$(0.06)
Non GAAP EPS - Diluted	$0.28	$0.34	$0.07
A reconciliation between the GAAP and non-GAAP adjusted results is provided in the financial tables included at the end of this press release. See also the “Use of non-GAAP Financial Results” section of this press release.
Lester Wong, Kulicke & Soffa’s Interim Chief Executive Officer and Chief Financial Officer, stated, “We continue to focus on multiple technology engagements and are increasingly encouraged by improving end market dynamics and order activity. Our global operations and supply chain teams are preparing for increased customer demand over the coming quarters.”
Fiscal Year 2025 Financial Highlights
•Net revenue of $654.1 million.
•Gross margin of 42.5%.
•Net income of $0.2 million or $0.004 per fully diluted share; non-GAAP net income of $11.0 million or $0.21 per fully diluted share.
•GAAP cash from operations of $113.6 million; Adjusted free cash flow of $96.6 million.
•The Company repurchased a total of 2.4 million shares of common stock at a cost of $96.5 million.
•Cash, cash equivalents, and short-term investments were $510.7 million as of October 4, 2025.

Fourth Quarter Fiscal 2025 Financial Highlights
•Net revenue of $177.6 million.
•Gross margin of 45.7%.
•Net income of $6.4 million or $0.12 per share; non-GAAP net income of $14.9 million or $0.28 per fully diluted share.
•GAAP cash flow from operations of $7.4 million; Adjusted free cash flow of $4.4 million.
•The Company repurchased a total of 0.5 million shares of common stock at a cost of $16.7 million.

First Quarter Fiscal 2026 Outlook
K&S currently expects net revenue in the first quarter of fiscal 2026 ending January 3, 2026 to be approximately $190 million +/- $10 million, GAAP diluted EPS to be approximately $0.18 +/- 10%, and non-GAAP diluted EPS to be approximately $0.33 +/- 10%.
A reconciliation between the GAAP and non-GAAP financial outlook is provided in the financial tables included at the end of this press release.
Earnings Conference Webcast
A webcast to discuss these results will be held on November 20, 2025, beginning at 8:00 am ET. The live webcast link, supplemental earnings presentation, and archived webcast will be available at investor.kns.com. To access the audio-only portion of the live webcast, parties may call +1-877-407-8037, or internationally, +1-201-689-8037.
An audio-only replay of the webcast will also be available approximately one hour after the completion of the live call by calling +1-877-660-6853, or internationally, +1-201-612-7415 and referencing access code 13750876.
Use of Non-GAAP Financial Results
In addition to U.S. GAAP ("GAAP") results, this press release also contains the following non-GAAP financial results: income from operations, operating margin, net income, net margin, net income per fully diluted share and adjusted free cash flow. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, equity-based compensation, acquisition and integration costs, impairment relating to assets acquired through business combinations, long-lived asset impairment relating to business cessation or disposal, impairment relating to equity investments, income tax expense/benefit arising from discrete tax items triggered by acquisition, disposal of business (both via a sale or an abandonment), restructuring and significant changes in tax laws, gain/loss on disposal of business, as well as tax benefits or expenses associated with the foregoing non-GAAP items. The non-GAAP adjustments may or may not be infrequent or nonrecurring in nature, but are a result of periodic or non-core operating activities. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results. The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.
Management uses both GAAP metrics as well as these non-GAAP metrics to evaluate the Company's operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors' ability to view the Company's results from management's perspective. A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure discussed in this press release is contained in the financial tables at the end of this press release.
About Kulicke & Soffa
Kulicke & Soffa is a global leader in semiconductor assembly technology, advancing device performance across automotive, compute, industrial, memory and communications markets. Founded on innovation in 1951, K&S is uniquely positioned to overcome increasingly dynamic process challenges – creating and delivering long-term value by aligning technology with opportunity.

Caution Concerning Results, Forward-Looking Statements and Certain Risks Related to our Business
In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our judgments and future expectations concerning our business, including the importance and competitiveness of our advanced display products and other emerging technology transitions, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, failures, delays or other problems arising from the negotiations with the applicable works council or trade unions; failures, delays or other problems arising from regulatory or judicial review of the activities concerning the Company's cessation of its Electronics Assembly equipment business, the persistent macroeconomic headwinds on our business, actual or potential inflationary pressures, interest rate and risk premium adjustments, falling customer sentiment, or economic recession caused directly or indirectly by geopolitical tensions, our ability to develop, manufacture and gain market acceptance of new products, our ability to operate our business in accordance with our business plan and the other factors listed or discussed in our Annual Report on Form 10-K for the fiscal year ended September 28, 2024, filed on November 14, 2024, and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

Kulicke and Soffa Industries, Inc.
Joseph Elgindy
Finance
P: +1-215-784-7518

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three months ended		Twelve months ended
	October 4, 2025	September 28, 2024	October 4, 2025	September 28, 2024
Net revenue	$177,558	$181,319	$654,081	$706,232
Cost of sales	96,348	93,662	376,160	437,478
Gross profit	81,210	87,657	277,921	268,754
Selling, general and administrative	41,475	46,205	167,699	165,564
Research and development	38,847	38,763	149,616	151,214
Gain relating to cessation of business	—	—	(75,987)	—
Impairment charges	—	—	39,817	44,472
Operating expenses	80,322	84,968	281,145	361,250
Income / (Loss) from operations	888	2,689	(3,224)	(92,496)
Interest income	5,852	7,423	23,834	34,230
Interest expense	(39)	(29)	(134)	(89)
Income / (Loss) before income taxes	6,701	10,083	20,476	(58,355)
Provision for income taxes	322	(2,034)	20,263	10,651
Net income / (loss)	$6,379	$12,117	$213	$(69,006)

Net income / (loss) per share:
Basic	$0.12	$0.22	$0.004	$(1.24)
Diluted	$0.12	$0.22	$0.004	$(1.24)
Cash dividends declared per share	$0.205	$0.200	$0.820	$0.800

Weighted average shares outstanding:
Basic	52,093	54,368	52,955	55,613
Diluted	52,464	54,871	53,193	55,613

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	October 4, 2025	September 28, 2024
ASSETS
Current assets
Cash and cash equivalents	$215,708	$227,147
Short-term investments	295,000	350,000
Accounts and other receivable, net of allowance for doubtful accounts of $ - and $49, respectively	183,538	193,909
Inventories, net	160,225	177,736
Prepaid expenses and other current assets	47,064	46,161
Total current assets	901,535	994,953

Property, plant and equipment, net	58,993	64,823
Operating right-of-use assets	32,193	35,923
Goodwill	69,522	89,748
Intangible assets, net	5,600	25,239
Deferred tax assets	16,109	17,900
Equity investments	6,978	3,143
Investment in debt securities	10,000	—
Other assets	3,412	8,433
TOTAL ASSETS	$1,104,342	$1,240,162

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Accounts payable	$57,178	$58,847
Operating lease liabilities	6,178	7,718
Accrued expenses and other current liabilities	97,786	90,802
Income taxes payable	27,029	26,427
Total current liabilities	188,171	183,794

Deferred tax liabilities	35,533	34,594
Income taxes payable	16,580	31,352
Operating lease liabilities	32,372	33,245
Other liabilities	10,195	13,168
TOTAL LIABILITIES	$282,851	$296,153

SHAREHOLDERS' EQUITY
Common stock, without par value	620,043	596,703
Treasury stock, at cost	(974,202)	(881,830)
Retained earnings	1,199,500	1,242,558
Accumulated other comprehensive loss	(23,850)	(13,422)
TOTAL SHAREHOLDERS' EQUITY	$821,491	$944,009

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,104,342	$1,240,162

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Twelve months ended
(in thousands)	October 4, 2025	September 28, 2024	October 4, 2025	September 28, 2024
Net cash provided by operating activities	$7,406	$31,619	$113,565	$31,037
Net cash provided by / (used in) investing activities	1,502	(117,983)	27,663	(138,501)
Net cash used in financing activities	(38,508)	(54,371)	(153,072)	(196,100)
Effect of exchange rate changes on cash and cash equivalents	(1,173)	965	405	1,309
Changes in cash and cash equivalents	(30,773)	(139,770)	(11,439)	(302,255)
Cash and cash equivalents, beginning of period	246,481	366,917	227,147	529,402
Cash and cash equivalents, end of period	$215,708	$227,147	$215,708	$227,147

Short-term investments	295,000	350,000	295,000	350,000
Total cash, cash equivalents and short-term investments	$510,708	$577,147	$510,708	$577,147

Reconciliation of U.S. GAAP
to Non-GAAP Income from Operations and Operating Margin
(In thousands, except percentages)
(Unaudited)

	Three months ended
	October 4, 2025	September 28, 2024	June 28, 2025
Net revenue	$177,558	$181,319	$148,413
U.S. GAAP income / (loss) from operations	888	2,689	(6,094)
U.S. GAAP operating margin	0.5%	1.5%	(4.1)%

Pre-tax non-GAAP items:
Amortization related to intangible assets	308	1,266	308
Restructuring	2,797	2,294	287
Equity-based compensation	7,800	6,439	7,092
Non-GAAP income from operations	$11,793	$12,688	$1,593
Non-GAAP operating margin	6.6%	7.0%	1.1%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and Non-GAAP Net Margin and
U.S. GAAP net income per share to Non-GAAP net income per share
(In thousands, except percentages and per share data)
(Unaudited)

	Twelve months ended	Three months ended
	October 4, 2025	October 4, 2025	September 28, 2024	June 28, 2025
Net revenue	$654,081	$177,558	$181,319	$148,413
U.S. GAAP net income / (loss)	213	6,379	12,117	(3,289)
U.S. GAAP net margin	0.03%	3.6%	6.7%	(2.2)%

Non-GAAP adjustments:
Amortization related to intangible assets	3,033	308	1,266	308
Restructuring	12,719	2,797	2,294	287
Equity-based compensation	28,526	7,800	6,439	7,092
Impairment charges	39,817	—	—	—
Gain relating to cessation of business	(75,987)	—	—	—
Income tax benefit - US one-time transition tax	—	—	(6,461)	—
Net income tax expense / (benefit) on non-GAAP items	2,673	(2,411)	2,866	(626)
Total non-GAAP adjustments	$10,781	$8,494	$6,404	$7,061
Non-GAAP net income	$10,994	$14,873	$18,521	$3,772
Non-GAAP net margin	1.7%	8.4%	10.2%	2.5%

U.S. GAAP net per share:
Basic	$0.004	$0.12	$0.22	$(0.06)
Diluted(a)	$0.004	$0.12	$0.22	$(0.06)

Non-GAAP adjustments per share:(b)
Basic	$0.206	$0.16	$0.12	$0.13
Diluted	$0.206	$0.16	$0.12	$0.13

Non-GAAP net income per share:
Basic	$0.21	$0.28	$0.34	$0.07
Diluted(c)	$0.21	$0.28	$0.34	$0.07

Weighted average shares outstanding:
Basic	52,955	52,093	54,368	52,692
Diluted	53,193	52,464	54,871	52,866
(a)GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock, but that effect is excluded when calculating GAAP diluted net loss per share because it would be anti-dilutive.
(b)Non-GAAP adjustments per share include amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, equity-based compensation expenses, impairment relating to assets acquired through business combinations, long-lived asset impairment relating to business cessation or disposal, gain relating to disposal or cessation of business, and income tax effects associated with the foregoing non-GAAP items.
(c)Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock, but that effect is excluded when calculating Non-GAAP diluted net loss per share because it would be anti-dilutive.

Reconciliation of U.S. GAAP Cash provided by Operating Activities to Non-GAAP Adjusted Free Cash Flow
(In thousands, except percentages)
(unaudited)

	Twelve months ended	Three months ended
	October 4, 2025	October 4, 2025	September 28, 2024	June 28, 2025
U.S. GAAP net cash provided by operating activities	$113,565	$7,406	$31,619	$7,380
Purchases of property, plant and equipment	(17,203)	(2,957)	(2,468)	(2,090)
Proceeds from sales of property, plant and equipment	207	—	27	147

Non-GAAP adjusted free cash flow	96,569	$4,449	$29,178	$5,437

Reconciliation of U.S. GAAP to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

First quarter of fiscal 2026 ending January 3, 2026
	GAAP Outlook	Adjustments	Non-GAAP Outlook
Net revenue	$190 million +/- $10 million	—	$190 million +/- $10 million
Operating expenses	$79.8 million +/- 2%	$8.8 million B,C,D,E	$71.0 million +/- 2%
Diluted EPS(1)	$0.18 +/- 10%%	$0.15 A - F	$0.33 +/- 10%

Non-GAAP Adjustments
A. Equity-based compensation - Cost of sales	0.4
B. Equity-based compensation - Selling, general and administrative and Research and development	6.8
C. Amortization related to intangible assets	0.3
D. Restructuring expenses	2.0
E. Gain relating to discontinued business	(0.3)
F. Net income tax effect of the above items	(1.3)
(1) GAAP and non-GAAP diluted EPS based on approximately 52.0 million diluted weighted average shares outstanding.
The tables above reconcile our GAAP to non-GAAP guidance based on the current outlook. The guidance does not incorporate the impact of any potential business combinations, divestitures, unannounced restructuring activities, strategic investments and other significant transactions. The timing and impact of such items are dependent on future events that may be uncertain or outside of our control.